SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)
                           INFORMATION REQUIRED IN
                               PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            KELLY SERVICES, INC.
               (Name of registrant as specified in its charter)

                            KELLY SERVICES, INC.
                  (Name of person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: ______
        ______________________________________________________________________

    (2) Aggregate number of securities to which transaction applies: _________
        ______________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction: _____________________

        ______________________________________________________________________

    (5) Total fee paid:
        ______________________________________________________________________

[ ] Fee paid previsouly with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid: _____________________________________________

     (2) Form, schedule or registration statement no.: _______________________

     (3) Filing party: _______________________________________________________

     (4) Date filed: _________________________________________________________

                                   [LOGO]

                             KELLY SERVICES, INC.





                                                              April 15, 1999

To Our Stockholders:

      We are pleased to invite you to attend the Annual Meeting of Stockholders of Kelly Services, Inc., which will be held at 11:00 a.m., Eastern Daylight Time, Monday, May 10, 1999, in the Auditorium located on the First Floor of the Kelly Services Headquarters Building, 999 West Big Beaver Road, Troy, Michigan.

      Matters scheduled for consideration at this Meeting are the election of a director, voting on a proposal to approve a Non-Employee Directors Stock Option Plan and ratification of the appointment of PricewaterhouseCoopers LLP as the independent public accountants for the Company for 1999.

      The Meeting will also provide an opportunity to review with you the business of the Company during 1998 and give you a chance to meet your directors and officers.

      Whether you plan to attend or not, please date, sign and return the proxy card in the accompanying envelope. Your vote is important no matter how many shares you own. If you do attend the Meeting and desire to vote in person, you may do so even though you have previously submitted your proxy.

      We look forward to seeing you at the Meeting.

                                          Sincerely,

                                          TERENCE E. ADDERLEY
                                          Chairman, President and
                                          Chief Executive Officer

                                   [LOGO]

                              KELLY SERVICES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 10, 1999

To the Stockholders of
Kelly Services, Inc.

      Notice is hereby given that the Annual Meeting of Stockholders of Kelly Services, Inc., a Delaware corporation, will be held at the offices of the Company, 999 West Big Beaver Road, Troy, Michigan 48084-4782, on May 10, 1999 at 11 o'clock in the forenoon, Eastern Daylight Time, for the following purposes:

      1. To elect a Director as set forth in the accompanying Proxy
         Statement.

      2. To consider and act upon a proposal to approve a Non-Employee Directors Stock Option Plan.

      3. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants.

      4. To transact any other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Only holders of the Company's Class B common stock of record at the close of business on March 22, 1999 will be entitled to notice of and to vote at the Meeting.

      To ensure a quorum, it is important that your proxy be mailed promptly in the enclosed envelope, which requires no postage.

                                           By Order of the Board of Directors
April 15, 1999
999 West Big Beaver Road
Troy, Michigan 48084-4782                  GEORGE M. REARDON
                                               Secretary

                             KELLY SERVICES, INC.
                           999 West Big Beaver Road
                          Troy, Michigan 48084-4782

                                                               April 15, 1999

                               PROXY STATEMENT

                     1999 ANNUAL MEETING OF STOCKHOLDERS

      This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Kelly Services, Inc. (hereinafter called the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the corporate offices of the Company in Troy, Michigan on May 10, 1999 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and enclosed form of proxy are first being sent to stockholders of the Company is April 15, 1999. If the enclosed form of proxy is executed and returned by the stockholder, it may nevertheless be revoked by the person giving it by written notice of revocation to the Secretary of the Company, by submitting a later dated proxy or appearing in person at the meeting any time prior to the exercise of the powers conferred thereby.

      If a proxy in the accompanying form is properly executed, returned to the Company and not revoked, the shares represented by the proxy will be voted in accordance with the instructions set forth thereon. If no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of a director, designated Proposal 1 on the proxy, FOR the proposal to approve a Non-Employee Directors Stock Option Plan, designated Proposal 2, FOR the proposal to ratify the selection of independent accountants, designated Proposal 3 on the proxy, and on any other matters that properly come before the Annual Meeting in the manner as set forth on the proxy. Abstentions (but not broker non-votes) are counted for purposes of determining a quorum. However, abstentions and broker non-votes are not counted as votes cast in the tabulation of votes on any matter submitted to stockholders.

      Stockholders on the record date will be entitled to one vote for each share held.

      At the close of business on March 22, 1999, the outstanding number of voting securities (exclusive of treasury shares) was 3,567,329 shares of the Class B common stock, having a par value of $1.00. Class B common stock is the only class of the Company's securities with voting rights.

                        Securities Beneficially Owned by
                     Principal Stockholders and Management

      Under regulations of the Securities and Exchange Commission, persons who have power to vote or dispose of common stock of the Company, either alone or jointly with others, are deemed to be beneficial owners of the common stock.

      Set forth in the following table are the beneficial holdings on March 1, 1999, on the basis described above, of each person known by the Company to own beneficially more than five percent of the Class B common stock:

 Name and Address                        Number of Shares         Percent
        of                                 and Nature of           of
 Beneficial Owners                   Beneficial Ownership(a)(b)   Class(b)
 -----------------                   --------------------------   --------

T. E. Adderley ...................          3,214,566(c)(d)         90.1
  999 W. Big Beaver Road
  Troy, Michigan 48084
Bank One Corporation. ............          2,384,514(e)            66.8
  One First National Plaza
  Chicago, Illinois 60670

(a) Nature of beneficial ownership of securities is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting power and sole investment power unless indicated by footnote.

(b) Because Securities and Exchange Commission attribution rules require stock held in trust to be treated as beneficially held by each co-trustee sharing voting power for the stock, the numbers of shares and percentages shown total more than one hundred percent of the class.

(c) Includes 952,100 shares directly held; 2,189,840 shares in the William R. Kelly Trust of which he is a co-trustee and has sole investment power and has shared voting power with Bank One Corporation, the other co-trustee; 71,825 shares in an irrevocable trust, of which he is beneficiary; 625 shares held in five separate trusts of which he is co-trustee with sole or shared voting and investment power, in which he has no equity interest; and 176 shares owned by Mr. Adderley's wife, in which he disclaims beneficial interest.

(d) Because of the shares in the William R. Kelly Trust of which he is a co-trustee with Bank One Corporation and his own substantial stockholdings, Mr. Adderley may be deemed to be a "control person" of the Company under applicable regulations of the Securities and Exchange Commission.

(e) Based upon a report filed by Bank One Corporation with the Securities and Exchange Commission on Schedule 13G and upon subsequent information received from Bank One Corporation upon which the Company relies for the information presented. The report indicates that the 2,384,514 shares of common stock held by Bank One Corporation are categorized as follows with respect to voting power and dispositive power: Voting Power: sole voting power; 122,224; shared voting power 2,262,290; Dispositive Power: sole dispositive power 1,172; shared dispositive power 193,502; no dispositive power 2,189,840.

      Set forth in the following table are the beneficial holdings of the Class A and Class B common stock on March 1, 1999, on the basis described above, of each director and all directors and officers as a group

                                          Class A Common Stock             Class B Common Stock
                                     -----------------------------    -----------------------------
                                       Number of Shares     Percent     Number of Shares     Percent
                                         and Nature of         of         and Nature of        of
              Directors              Beneficial Ownership    Class    Beneficial Ownership    Class
              ---------              --------------------    -----    --------------------    -----
T. E. Adderley ...................      15,095,060(a)(b)      46.8       3,214,566(c)          90.1
M. A. Fay, O.P. ..................             710              *                0              *
C. V. Fricke .....................           4,802              *              781              *
V. G. Istock .....................           2,885              *              875              *
B. J. White ......................           1,510              *                0              *
All Directors and
  Executive Officers as
  a group ........................      15,257,957(b)         47.3       3,216,457             90.2

* Less than 1%

(a) Includes 801,872 shares directly held; 11,702,337 shares in the William
    R. Kelly Trust of which he is co-trustee and has sole investment power and has shared voting power with Bank One Corporation, the other co-trustee; 310,612 shares in an irrevocable trust, of which he is beneficiary; 2,227,092 shares held in eleven separate trusts of which he is co-trustee with sole or shared investment power, in which he has no equity interest; 52,009 shares held by Mr. Adderley and his wife as custodian for certain of his minor children under the Michigan Uniform Gifts to Minors Act, in which he has no equity interest; 1,138 shares owned by Mr. Adderley's wife, in which he disclaims beneficial interest.

(b) Includes shares which the individuals have a right to acquire through the exercise of stock options within 60 days.

(c) See footnotes (c) and (d) to first table.

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

                              Board of Directors

      The business, property and affairs of the Company are managed by the Board of Directors, which establishes broad corporate policies and performance objectives, but is not involved in the day-to-day operating details. Regular meetings of the Board of Directors are held in each quarter and special meetings are scheduled when required. The Board held seven meetings during the last fiscal year.

      The Board of Directors has a standing Audit Committee, composed of M.A. Fay, C.V. Fricke, V.G. Istock and B.J. White, which held four meetings in 1998. The Audit Committee's purpose is to review the scope of the work and fees of the independent accountants and to review with the independent accountants their report or opinion on the Company's financial statements.

      The Compensation Committee whose functions are described in the Compensation Committee Report on page 5 of this Proxy Statement held five meetings in 1998 and is composed of M.A. Fay, C.V. Fricke, V.G. Istock and B.J. White. During 1998 the Board of Directors did not have a nominating committee.

      All of the Directors of the Company attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees on which each served.

                          Compensation of Directors

      Directors of the Company who are not salaried officers are paid an annual retainer fee of $25,000, a fee of $1,000 for each meeting of the Board of Directors attended and a fee of $800 for each meeting of a committee of the Board of Directors attended. In addition, under the Non-Employee Director Stock Award Plan approved by the stockholders in 1995, each non-officer Director receives an annual grant of shares of the Company's Class A common stock equal in value to one-half of the Director's annual retainer fee.

                        COMPENSATION COMMITTEE REPORT
                       COVERING EXECUTIVE COMPENSATION

      The Company's compensation program for executives is administered by the Compensation Committee of the Board of Directors, consisting of B. Joseph White, Maureen A. Fay, Cedric V. Fricke, and Verne G. Istock, each of whom is an independent director. The Committee has responsibility for review and final approval of all adjustments in salary and short-term incentive awards for executives of the Company, including, with respect to 1998, administering the Kelly Services, Inc. Short-Term Incentive Plan. The Committee also administers the Kelly Services, Inc. Performance Incentive Plan (the Company's long-term incentive plan) and makes recommendations with respect to granting awards under such Plan subject to review and approval by a majority of the full complement of those members of the Board of Directors who are "disinterested persons" as that term is used in Rule 16b-3 of the Securities and Exchange Commission.

Compensation Principles

      The philosophy underlying the Company's executive compensation program has the following goals: (a) to align key executive and management employees with the Company's strategic and financial objectives; (b) to attract, retain and motivate a management team of high quality; (c) to create incentives which motivate employees to achieve continual growth and increasing profitability of the Company; and (d) to promote appreciation of the common interests of stockholders, executives, and key management employees.

      Total compensation is directly related to the successful achievement of the Company's performance objectives. Short-term objectives are established on an annual basis, the achievement of which is rewarded annually. Long-term objectives are linked to a two-to-five-year performance period, the achievement of which will be rewarded accordingly. All compensation, other than stock options and restricted stock awards, whether in the form of salary, short-term incentive awards, grants of performance shares, or cash equivalents, are based on successful accomplishment of periodically established objectives reflecting the Company's business and financial goals. Performance objectives, which are identified as short or long-term, provide standards for the measurement of Company and unit performance. Some performance objectives are Company-wide; others will vary, depending on individual responsibilities, groups of employees, or particular projects and plans.

      The Company ordinarily seeks to provide performance-based compensation that allows for maximum deductibility under Section 162(m) of the Internal Revenue Code and related regulations. However, tax deductibility is only one of many factors that must be considered in any final decision regarding executive compensation. In order to best serve the Company and the interests of its stockholders, the Company may determine that payment of non-deductible compensation is necessary and appropriate to provide awards consistent with the overall philosophy and objectives of the compensation programs.

      The Company also seeks to encourage substantial stock ownership by the Company's senior executives so as to align their interests more closely with the stockholders' interests. In order to do so, the Committee has approved share ownership guidelines as objectives to be worked toward by these executives. The guideline for the Chief Executive Officer is ownership of shares having a value five times his base salary; for executive vice presidents, the guideline is four times base salary and for senior vice presidents, three times base salary.

      The following is a discussion of the major elements of the Company's executive compensation program along with a description of the decisions and actions taken by the Committee with regard to 1998 compensation of Mr. Adderley as the Company's Chief Executive Officer.

Annual Compensation

      Annual cash compensation for executive officers consists of base salaries and cash incentive bonuses.

      Base salaries for executive officers are targeted to be competitive with the marketplace identified by national surveys of executive compensation in which the Company periodically participates and which are recognized and credible within the professional field of compensation management. Because the Company competes for executive-level personnel beyond the temporary help industry, the companies included in the surveys referred to above are not the same as those included in the Peer Group Index used for performance graph purposes above. Base salaries are targeted to correspond generally with the median of the range of salaries in the surveys consulted.

      Competitive assessments include reviewing salary survey data of comparative companies, not necessarily in the temporary help industry, and other relevant factors. Individual performance is also a factor in determining base salary. The Committee is responsible for reviewing and approving the annual salary increase budget for all officers.

      In April 1998, Mr. Adderley received a 5.6 percent salary increase from $720,000 to $760,000 to bring his annualized base salary more in line with the median base salaries of chief executive officers of other companies of comparable size.

      Certain newly hired executives, including one of the executive officers named in the accompanying table, were paid predetermined cash bonuses for 1998 as a recruiting inducement. The amounts of these bonuses were negotiated with them before they joined the Company. All other 1998 cash bonuses to executive officers (including Mr. Adderley) were cash incentive bonuses paid pursuant to the Company's Short-Term Incentive Plan.

      In accordance with that plan, in the first quarter of 1998 the Committee established target and threshold goals relating to corporate pre-tax earnings and a payout schedule for each executive showing a range of potential bonus amounts the executive could receive under the plan, which depended on the extent to which the Company's actual 1998 pre-tax earnings met or exceeded the threshold. Mr. Adderley's entire potential bonus was tied to this objectively determinable standard and a fixed percentage of the potential bonus under the plan for each of the other executive officers also was tied to this standard. The balances of the potential bonuses for the other executive officers were tied to other performance goals, which also were established by the Committee in the first quarter of the year. Those goals were set in light of the particular functions and responsibilities of the individual executives and, as permitted by the plan, related to objectives the achievement of which requires subjective determination.

      Because the Company's actual pre-tax earnings for 1998 exceeded the threshold the Committee had established for the year, after the end of the year the Committee approved a $414,000 cash bonus for Mr. Adderley and the portions of the Short-Term Incentive Plan bonuses for other executive officers that had been tied to pre-tax earnings, all in amounts determined by their pre-established schedules for the level of pre-tax earnings actually achieved. The remainder of the 1998 Short-Term Incentive Plan bonuses paid to those other executive officers were determined by the Committee after the end of the year based on subjective judgments of the Committee concerning how successful they were in achieving their individualized goals.

Long-Term Compensation

      The long-term incentive compensation for executive officers can consist of cash and stock-based awards made under the Company's Performance Incentive Plan. Non-Qualified Stock Options, Incentive Stock Options, and, in the case of certain executives, Restricted Stock Awards and Performance Share Awards, are currently the only type of awards outstanding under the Performance Incentive Plan.

      During 1998, there was a review of compensation components for chief executive officers in companies of similar size. As a result of that review, the Committee during 1998 recommended that Mr. Adderley be awarded a Non-Qualified Stock Option to purchase 69,500 shares of Class A common stock and an Incentive Stock Option to purchase 2,500 shares of Class A common stock to bring his total compensation package more in line with competitive practice.

      The decision to grant stock options is considered periodically by the Committee during each year. Grants may be given to new hires, employees promoted to new positions, and other key managers and executives as deemed appropriate by the Committee. Grant size is determined based on a guideline of option shares for each management level that is generally competitive with the median level of grants awarded by companies of similar size.

      In 1998, Mr. Adderley and the other most senior officers of the Company were granted long-term Performance Share Awards and/or Restricted Shares of the Company's Class A common stock under the Company's Performance Incentive Plan. The Performance Share Awards will be earned based on the Company's cumulative pre-tax earnings over the 1998-2000 performance cycle. The Restricted Shares vest over a three to five year period. Mr. Adderley received a Performance Award totaling 12,000 shares.

      1998 was also the final year of the 1996-1998 Performance Share Award cycle. Payments with respect to that cycle were made according to the predetermined earnings per share criteria established by the Committee; Mr. Adderley's payout was 8,400 shares.

Conclusion

      The Committee believes that the Company's executive compensation program, providing as it does for competitive base salaries along with short and long-term incentive compensation opportunities, is an important factor in motivating senior officers as well as maintaining an appropriate focus on increasing stockholder value.

                                            B. JOSEPH WHITE, Chair
                                            MAUREEN A. FAY, O.P.
                                            CEDRIC V. FRICKE
                                            VERNE G. ISTOCK

                            EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth all compensation paid or accrued for services rendered to the Company and its subsidiaries for the last three fiscal years by the Chief Executive Officer and the four highest-paid executive officers of the Company:


                                                                          Long-Term
                                                                        Compensation
                                                               ----------------------------------------------
                                         Annual Compensation               Awards                  Payouts
                                         -------------------   ------------------------------   -------------
                                                                  Restricted       Securities     Long-Term
            Name and                                                 Stock         Underlying   Incentive Plan       All Other
       Principal Position         Year    Salary      Bonus    Award(s)($)((1))   Options (#)    Payouts($)(2)   Compensation((2))
       ------------------         ----    ------      -----    ----------------   -----------   --------------   -----------------

T. E. Adderley                    1998   $750,000   $414,000                         72,000         $266,700         $ 71,580
  Chairman, President and         1997    711,250    443,000                         72,000                            60,195
  Chief Executive Officer         1996    676,250    292,000                         72,000                           106,657

C. T. Camden                      1998   $462,500   $220,000                         30,000         $ 44,450         $ 36,750
  Executive Vice President,       1997    300,000    150,000       $231,280          30,000                            20,880
  Field Operations,               1996    205,000     48,000                         12,000                            15,080
  Sales and Marketing

T. A. White                       1998   $462,500   $220,000                         30,000         $ 44,450         $ 36,750
  Executive Vice President,       1997    306,250    150,000       $231,280          30,000                            21,615
  Quality, Service Delivery and   1996    230,000     54,000                         12,000                            18,350
  Information Technology

R. E. Thompson                    1998   $420,000   $170,000                         27,000         $111,125         $ 37,200
  Executive Vice President,       1997    415,000    200,000                         30,000                            32,520
  Administration(4)               1996    395,000    127,000                         30,000                           30,060

W. K. Gerber                      1998   $348,968   $220,000       $181,100          65,000                          $ 74,045
  Senior Vice President and
  Chief Financial Officer(5)

----------------
(1) Restricted Shares of the Company's Class A common stock were awarded in May 1998 and November 1997. The shares awarded in 1998 vest in five equal annual installments beginning one year after the date of grant. The shares awarded in November 1997 vest in four equal annual installments beginning one year after the date of grant. The above amounts represent the fair market value of the entire award for each executive officer at the grant date. The number of shares awarded in 1998 were: W. K. Gerber, 5,000. The number of shares awarded in 1997 were: C. T. Camden, 8,000 and
    T. A. White, 8,000. Dividends are payable on Restricted Shares.

    At December 31, 1998, the aggregate number of Restricted Shares of the Company's Class A common stock held by the executive officers named in the Summary Compensation Table and the


                                      8


    value of these shares, based upon the $31.75 per share closing price of the Company's Class A common stock on that date, were as follows:


                                                        Number of
                         Name                             Shares      Value
                         ----                           ---------     -----
T. E. Adderley ......................................         0     $      0
C. T. Camden ........................................     6,000      190,500
T. A. White .........................................     6,000      190,500
R. E. Thompson ......................................         0            0
W. K. Gerber ........................................     5,000      158,750

(2) Payment made in 1999 for the three year performance period ending December 31, 1998.

(3) Represents Company contributions to non-qualified defined contribution/deferred compensation plan for officers and certain other management employees known as the Management Retirement Plan. The amount reported above for Mr. Adderley includes a contribution of $51,622 for 1996 made because he would have earned a greater benefit had he remained under a defined benefit Retirement Plan which was terminated December 31, 1988. The amount reported for Mr. Gerber includes a contribution of $50,000 made as a recruiting inducement.

(4) In exchange for Mr. Thompson's March 31, 1999 retirement agreement requiring him to provide continuing consultation and to observe covenants against competition, the Company will pay him four months of base salary, will continue his Performance Share award for the 1997-1999 cycle for 3,740 of the original 5,000 awarded shares (in proportion to his active service during that cycle), and allow him a four-month post-retirement exercise period for already-vested options on 17,400 shares of the Company's Class A common stock.

(5) Mr. Gerber has been an employee of the Company since April 1998.

Option Grants in 1998

      The following table shows all grants of stock options to the officers named in the Summary Compensation Table above in 1998. The exercise price of all such options was the fair market value on the date of grant except that the option for 2,500 shares granted to Mr. Adderley at $38.43 was at 110% of the fair market value of $34.94 on the date of the grant. With respect to this option for 2,500 shares awarded to Mr. Adderley, fifty (50%) percent are exercisable one year after the date grant with an additional twenty-five (25%) percent exercisable on each of the next two anniversary dates of the grant. Of the remaining options awarded, twenty (20%) percent are exercisable one year after the grant date with an additional twenty (20%) percent exercisable on each of the next four anniversary dates. Upon exercise of an option, an officer purchases all or a portion of the shares covered by the option by paying the exercise price multiplied by the number of shares as to which the option is exercised, either in cash or by surrendering common shares already owned by the officer.


                               Individual Grants
                         --------------------------------------------------------------
                          Number of                                                         Potential Realizable Value at
                         Securities             % of Total                                  Assumed Annual Rates of Stock
                         Underlying              Options                                  Price Appreciation for Option Term
                           Options              Granted to                                ----------------------------------
                           Granted   Option    Employees in   Exercise or   Expiration
         Name                (#)     Type(1)    Fiscal Year   Base Price       Date       0%         5%             10%
         ----            ---------   -------   ------------   -----------   ----------    --     ----------    ----------
T. E. Adderley .......      2,500      ISO                       $38.43      03/09/03     0      $   26,544    $   58,655
                           69,500       NQ                        34.94      03/09/08             1,527,164     3,870,133
                           ------                                                                ----------    ----------
                           72,000                 16.07                                          $1,553,708    $3,928,788

C. T. Camden .........      2,500      ISO                       $34.94      03/09/08     0      $   54,934    $  139,213
                           27,500       NQ                        34.94      03/09/08               604,273     1,531,347
                           ------                                                                ----------    ----------
                           30,000                  6.70                                          $  659,207    $1,670,560

T. A. White ..........      2,500      ISO                       $34.94      03/09/08     0      $   54,934    $  139,213
                           27,500       NQ                        34.94      03/09/08               604,273     1,531,347
                           ------                                                                ----------    ----------
                           30,000                  6.70                                          $  659,207    $1,670,560

R. E. Thompson .......      2,500      ISO                       $34.94      03/09/08     0      $   54,934    $  139,213
                           24,500       NQ                        34.94      03/09/08               538,353     1,364,291
                           ------                                                                ----------    ----------
                           27,000                  6.03                                          $  593,287    $1,503,504

W. K. Gerber .........     65,000       NQ        14.51          $36.22      05/19/08     0      $1,480,607    $3,752,148


      The dollar amounts under the 5% and 10% columns in the table above are the result of calculations required by the Securities and Exchange Commission's rules and therefore are not intended to forecast possible future appreciation of the stock price of the Company. As shown in the 0% column above, no gain to the named officers or all employees is possible without appreciation in the price of the Company's common stock, which will benefit all stockholders. For example, in order for any of the named officers to realize the potential values set forth in the 5% and 10% columns in the table above with respect to the exercise price of $34.94 (the fair market value on the date of the grant), the price per share of the Company's Class A common stock would be approximately $56.91 and $90.63, respectively, as of the expiration date of their options.

(1) Option type is either Incentive Stock Option (ISO) or Non-Qualified (NQ).

Option Exercises During 1998 and Year-End Option Values

      The following table shows stock option exercises during 1998 by each of the officers named in the Summary Compensation Table and the value of unexercised options at December 31, 1998:

                                                                  Number of
                                                            Securities Underlying
                                                             Unexercised Options       Value of Unexercised In-the-Money
                                                               at Year End (#)                Options at Year End
                      Shares Acquired                    ---------------------------   ---------------------------------
         Name         on Exercise (#)   Value Realized   Exercisable   Unexercisable     Exercisable      Unexercisable
         ----         ---------------   --------------   -----------   -------------     -----------      -------------
T. E. Adderley .....        0                 0            108,150        184,850          $278,692          $275,658
C. T. Camden .......        0                 0             14,400         63,600          $ 33,840          $ 99,360
T. A. White ........        0                 0             23,100         65,400          $ 67,890          $106,560
R. E. Thompson .....        0                 0             23,400         77,400          $ 74,090          $126,360
W. K. Gerber .......        0                 0                  0         65,000          $      0          $      0

Long-Term Incentive Plans -- Awards in Last Fiscal Year Table

      The following table provides information on performance share awards made by the Company in 1998 under the Company's Performance Incentive Plan.

           Long-Term Incentive Plans -- Awards in Last Fiscal Year

                                                           Estimated Future Performance
                                                           Share Payouts Under Non-Stock
                          Number of      Performance or         Price Based Plans
                         Performance     Other Period     ------------------------------
                          Shares (1)   Until Maturation   Threshold    Target   Maximum
         Name                (#)           or Payout         (#)        (#)       (#)
         ----            -----------   ----------------   ---------    ------   -------
T. E. Adderley .......      12,000         1998-2000          0        12,000    12,000
C. T. Camden .........       5,000         1998-2000          0         5,000     5,000
T. A. White ..........       5,000         1998-2000          0         5,000     5,000
R. E. Thompson .......       4,000         1998-2000          0         4,000     4,000
W. K. Gerber .........           0

----------------
(1) Each performance share awarded in 1998 consisted of one share of the Company's Class A common stock, contingently granted and earned based on the Company's cumulative earnings before tax over the three year 1998-2000 performance period. During the performance period, the shares are issued and outstanding and the executive officer to whom the award has been made has the right to receive dividends thereon. Shares issued under awards are reported in the Summary Compensation Table for the year of payout.



Performance Graph

      The following graph compares the cumulative total return of the Company's Class A common stock, with that of a Peer Group Index, the S&P MidCap 400 Index, the NASDAQ Stock Market Index, and the Prior Peer Group Index for the five years ended December 31, 1998. The graph assumes an investment of $100 on December 31, 1993 and that all dividends were reinvested.

      The Peer Group Index consists of other publicly traded staffing services companies including: CDI Corp., Interim Services Inc., Manpower Inc., Norrell Corporation and Olsten Corporation. This Peer Group is new in 1998 and more accurately represents the Company's peers in the industry. The Prior Group is displayed for comparison purposes and includes CDI Corp., Manpower Inc., Olsten Corporation and Robert Half International Inc. The Company has changed its Peer Group to replace Robert Half International Inc., which is considered a specialized staffing services company, with Interim Services Inc. and Norrell Corporation, each of which became a public company in 1994. The Company has also changed its broad equity market index from the NASDAQ Stock Market Index to the S&P MidCap 400 Index and displays both for comparison purposes. The Company is a member of both broad equity market indices; however, the S&P MidCap 400 Index is a closer representation of companies with comparable market capitalizations.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                   Kelly Services, Inc., Peer Group Index,
               S&P MidCap 400 Index, NASDAQ Stock Market Index
                          and Prior Peer Group Index



                              [graphic omitted]



                              1993   1994   1995   1996   1997   1998
                              ----   ----   ----   ----   ----   ----
  Kelly Services, Inc.        100    102    105    105    121    131
  Peer Group Index            100    135    152    156    176    118
  S&P MidCap 400 Index        100     96    126    150    199    228
  NASDAQ Stock Market Index   100     98    138    170    209    293
  Prior Peer Group Index      100    143    169    188    250    207

                   Matters to be Brought Before the Meeting
                             Election of Director
                                  Proposal 1

      The Board of Directors is divided into three classes with each class elected for a three-year term. Under the Certificate of Incorporation, the Board of Directors shall consist of no fewer than five (5) and no more than nine (9) members, the exact number of Directors to be determined from time to time by the Board of Directors. The Board of Directors has fixed the number of Directors constituting the whole Board at five (5).

      The Board of Directors recommends that the nominee named below be elected to serve as a Director. The nominee will serve for a three (3) year term ending at the Annual Meeting of Stockholders held after the close of the fiscal year ended December 30, 2001.

      The shares represented by the enclosed form of proxy, when properly executed by a stockholder of record, will be voted at the Annual Meeting, or any adjournment thereof, as designated thereon if unrevoked at the time of the meeting. If a nominee is unavailable for election for any reason on the date of the election of the Director (which event is not anticipated), the persons named in the enclosed form of proxy may vote for the election of a person designated by a majority of the proxy attorneys present at the meeting. The Director will be elected by a majority of the votes cast by holders of Class B common stock who are present in person, or represented by proxy, and entitled to vote at the Meeting.

      The name and age of the nominee and for each person whose term of office as a Director will continue after the meeting as of March 1, 1999, their present occupations or employment during the past five years and other data regarding them, based upon information received from the respective individuals, are hereinafter set forth:

                           Year of                                                             Year First
                        Expiration of                   Principal                              Elected as
     Name and Age       Elective Term                  Occupation                               Director
     ------------       -------------                  ----------                              ----------
     Nominee for Election as Director to be Elected for a Three-Year Term
B. J. White ..........       2002       Dean and Professor of Business Administration of the      1995
    Age 51                                University of Michigan Business School; Director of
                                          Equity Residential Property Trust.
                        Directors Continuing in Office
T. E. Adderley(a) ....       2001       Chairman, President and Chief Executive Officer of        1962
    Age 65                                the Company; Director of DTE Energy Company.
M. A. Fay, O.P. ......       2000       President of the University of Detroit Mercy;             1997
    Age 64                                Director of Bank One Corporation.
C. V. Fricke .........       2000       Professor Emeritus, University of Michigan-Dearborn.      1978
    Age 70
V. G. Istock .........       2000       Chairman of Bank One Corporation; Director of Bank        1991
    Age 58                                 One Corporation; Director of Masco Corporation.

(a) Mr. Adderley is a director and executive officer of all subsidiaries of the Company.

                                 APPROVAL OF
                1999 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                                  Proposal 2

      Introduction. On March 31, 1999, subject to the approval of the holders of Class B common stock, the Board of Directors adopted a new stock option plan for non-employee directors, designated as the Kelly Services, Inc. 1999 Non-Employee Directors Stock Option Plan (the "Directors Option Plan"), under which the Board from time to time may make discretionary grants of options to purchase shares of Class A common stock to non-employee directors. On the same day, the Board also granted options under the plan to all directors other than Mr. Adderley, subject to stockholder approval of the plan. A summary of the principal features of the Directors Option Plan, as well as information concerning the option grants already made and other matters relevant to the proposal to approve the plan is provided below, and the full text of the plan is annexed to this proxy statement as Exhibit A. Class B stockholders are advised to review that text in its entirety as they deliberate upon this proposal.

Summary of Plan Features

      Purposes. The purposes of the plan are to assist the Company in attracting and retaining individuals of exceptional ability to serve as its directors and to more closely align their interests with those of the Company's stockholders.

      Administration. The plan is to be administered by the Board of Directors, which has broad discretionary authority (within the parameters specified in the plan), not only to determine when and to which eligible persons plan options from time to time may be granted and determine the terms of each option granted, but also to construe, interpret, and settle any dispute concerning the plan or any granted option and to make any other decision or take any other action that it deems necessary or desirable for the administration or operation of the plan.

      Eligibility. The only persons eligible for grants under the plan are persons who, at the time of grant, are directors of the Company but are not also employees of the Company or any affiliated entity. Currently, all of the Company's incumbent directors other than Mr. Adderley, and no other person, are eligible for grants under the plan.

      Available Shares; Adjustments. Subject to adjustment as contemplated by
Section 7 of the plan, all options granted under it must be options to purchase shares of Class A common stock, and the aggregate maximum number of Class A shares that may be used for settlement of plan options is 100,000. If an option granted under the plan terminates or expires without having been exercised in full, the shares that were subject to the option immediately beforehand would become available for new option grants under the plan. Shares used for plan options may be either shares held in the Company's treasury or new issuances, as the Board determines to be appropriate.

      Option Exercise Prices. Subject to adjustment as contemplated by
Section 7 of the plan, the per share exercise price of each plan option must be the Fair Market Value or higher of a share of Class A common stock at the date the option is granted. Under the plan's definition, for as long as the NASDAQ Stock Market continues to be the principal trading market for the Class A common stock, the "Fair Market Value" of a share of Class A common stock on a given grant date means the average of high and low sale prices for such a share on that trading market on that date (or, if no such trading of Class A common stock occurred on that date, on the next preceding date on which such trading occurred).

      Numbers of Covered Shares, First Exercisability, Expiration Dates, and Termination of Plan Options. The plan affords the Board full discretion (subject to the limits on available shares discussed above) to determine, at the time of grant of an option, the number of shares that will be covered by the option, the time at which the option (or any portion of it) first will become exercisable, and the latest date on which it may be exercised (its "expiration date"), except that no option granted under the plan may have an expiration later than ten years after its grant. Each plan option will terminate in its entirety on the earliest of (1) the third anniversary of the date on which the grantee ceased to be a Company director, (2) the date on which written notice of termination of the option is given to the former director (or such later date as is specified in that notice), and (3) the option's expiration date.

      Exercising a Plan Option; Non-Transferability. A plan option may not be exercised in whole or in part during the 30-day period following the date the grantee ceases to be a Company director. Each option is non-transferable except by will or the laws of descent and distribution and during the grantee's lifetime may be exercised only by the grantee. To the extent then exercisable, an option may be exercised in whole or in part only by giving written notice of exercise in the manner contemplated in the plan and paying in full in cash the aggregate exercise price for the number of shares for which it is being exercised.

      Duration of Plan; Amendments. If approved by the Class B stockholders at the Annual Meeting, the plan thereafter will continue in effect until terminated by the Board. The Board may at any time and from time to time amend, modify, suspend, or terminate the plan, with or without shareholder approval, except that no amendment or modification will be effective without shareholder approval if such approval is then required by Rule 16b-3 or applicable rules of any national securities exchange (including the NASDAQ Stock Market) on which the Class A common stock is then principally traded, and except that none of the foregoing actions by the Board shall adversely affect any then outstanding plan option without the holder's consent.

Certain Tax Considerations

      All options granted under the Directors Option Plan will be nonqualified stock options (options that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code).

      In general, under current Federal income tax law applicable to nonqualified stock options, the grant of an option under the plan would not be a taxable event for the grantee or a deductible event for the Company. However, upon exercise of the option, the grantee would realize ordinary compensation income measured by the excess of the fair market value of the acquired shares at the time of exercise over the exercise price paid, and (subject to normal Federal income tax law requirements concerning the reasonableness of compensation deductions) the Company would be entitled to a deduction equal to the income realized by the grantee. (The special deduction limits of Section 162(m) of the Code should not present any deduction issues for plan options given the plan's eligibility requirements and the unlikelihood that any non-employee director will become one of the Company's highest paid executive officers after grant of a plan option.) Upon a subsequent sale of the shares acquired by exercising the option, the grantee generally would realize a capital gain or loss (long-term or short-term depending on the length of the holding period preceding disposition) equal to the positive or negative difference between his or her basis in the shares (which usually would be the market price of the shares at the time of exercise) and the value of the consideration received in the sale.

Currently Outstanding and Possible Future Awards under the Plan

      As indicated above, on the day the Directors Option Plan was adopted, the Board also granted an option under the plan to each of the four incumbent Company directors eligible to receive grants under the plan, subject to approval of the plan by the Class B stockholders. Each of these options covers 10,000 shares of Class A common stock, has a per share exercise price of $26.35, is immediately exercisable in full (in whole or in part), and has an expiration date of March 31, 2009. On April 9, 1999, the high and low sales prices for a share of Class A common stock on the NASDAQ Stock Market were $27.00 and $25.00, respectively; the last reported sale on that date was at $25.125 per share.

      None of the executives named in the Summary Compensation Table, none of the Company's other executive officers, and no other employee of the Company or its subsidiaries is eligible to receive any option under the plan. All of the directors who received the March 31 grants will be eligible to receive additional option grants under the plan in the future, as long as they continue to be non-employee directors. However, due to the nature of the plan, the future benefits that any one of them ultimately will receive under the plan cannot be predicted in advance.

Vote Required for Approval and Recommendation

      Shareholder approval of the Directors Option Plan is not required by Delaware corporate law, but it is required by applicable NASDAQ rules. Assuming the presence of a quorum, the proposal to approve the plan will be carried if it receives the affirmative vote of the holders of a majority of the shares of Class B common stock present in person or by proxy and entitled to vote at the Annual Meeting. For this purpose, any abstention with respect to such shares will have the same effect as a vote against the proposal, but any such shares that are the subject of a broker non-vote will not be considered to be present. Accordingly, broker non-votes will have no effect on the outcome of the vote on this proposal.

      If the plan is not approved, the options previously granted under it will be of no effect, and no other options will be granted under it unless and until such approval subsequently is obtained.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1999
                  NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                  Relationship with Independent Accountants
                                  Proposal 3

      The Board of Directors of the Company has appointed the firm of PricewaterhouseCoopers LLP as independent accountants of the Company for the current fiscal year ending January 2, 2000, subject to ratification by the stockholders. This firm has served as independent accountants for the Company for many years and is considered to be well qualified by the Board of Directors. As in prior years, a representative of that firm will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

      It is recommended by the Board of Directors that the proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year 1999 be approved. If stockholders fail to approve this proposal, the Board will reconsider the appointment of PricewaterhouseCoopers LLP as independent accountants for the year 1999.

      The proposal to ratify the appointment of PricewaterhouseCoopers LLP will be carried if it receives the affirmative vote of the holders of a majority of the Company's Class B common stock present in person or by proxy and entitled to vote at the Annual Meeting.

                             Stockholder Proposals

      Proposals of stockholders intended to be presented at the next Annual Meeting must be received by the Secretary, Kelly Services, Inc., 999 West Big Beaver Road, Troy, Michigan 48084, no later than December 9, 1999.

                                 Other Matters

      At the date of this Proxy Statement the Company knows of no matters, other than the matters described herein, that will be presented for consideration at the Meeting. If any other matters do properly come before the Meeting, all proxies signed and returned by holders of the Class B common stock, if not limited to the contrary, will be voted thereon in accordance with the best judgment of the persons voting the proxies.

      A copy of the Company's printed Annual Report as of January 3, 1999, the close of the Company's latest fiscal year, has been mailed to each stockholder of record. The expense of preparing, printing, assembling and mailing the accompanying form of proxy and the material used in the solicitation of proxies will be paid by the Company. In addition, the Company may reimburse brokers or nominees for their expenses in transmitting proxies and proxy material to principals.

      It is important that the proxies be returned promptly. Therefore, stockholders are urged to execute and return the enclosed form of proxy in the enclosed postage prepaid envelope.

                                      By Order of the Board of Directors

                                      GEORGE M. REARDON
                                             Secretary

                                                                    EXHIBIT A

                              KELLY SERVICES, INC
                 1999 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

Section I -- Purposes

      The purposes of this 1999 Non-Employee Directors Stock Option plan are to assist the Company in attracting and retaining individuals of exceptional ability to serve as its directors and to more closely align their interests with those of the Company's shareholders.

Section 2 -- Certain Definitions

      The following terms have the following respective meanings under the
Plan:

      "Affiliated Entity" means any corporation, partnership, or other business enterprise in which the Company directly or indirectly has a significant equity interest under generally accepted accounting principles.

      "Board" means the Board of Directors of the Company.

      "Company" means Kelly Services, Inc.

      "Fair Market Value" means, for any given date: (i) if the Shares are then listed for trading on one or more national securities exchanges (including for this purpose the NASDAQ "National Market"), the average of the high and low sale prices for a Share on the principal such exchange on the date in question (or, if no Share traded on such exchange on such date, the next preceding date on which such trading occurred); (ii) if (i) is then inapplicable but bid and asked prices for Shares are quoted through NASDAQ, the average of the highest bid and lowest asked prices so quoted for a Share on the date in question (or, if no prices for Shares were quoted on that date, the next preceding date on which they were quoted); and (iii) if both
(i) and (ii) are inapplicable, the fair market value of a Share on the date in question as determined in good faith by the Board.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

      "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliated Entity.

      "Option" means an option to purchase Shares granted under the Plan.

      "Plan" means this 1999 Non-Employee Directors Stock Option Plan.

      "Rule 16b-3" means Securities and Exchange Commission Rule 16b-3 (or any successor rule or regulation), as in effect and applicable to the Company at a given time.

      "Shares" means shares of the Company's Class A common stock, par value $1.00 per share, or such other securities or other property as may become subject to an Option pursuant to an adjustment made under Section 6 hereof.

Section 3 -- Administration

      3.1 The Plan shall be administered by the Board, which shall have full power and authority to prescribe and amend the forms of option agreements, notices, and all other documents or instruments required under or determined by the Board to be advisable with respect to the Plan, to establish, revise, suspend, and waive such rules and procedures and appoint such agents as it deems appropriate for the administration or operation of the Plan, to construe and interpret the Plan, any option agreement, and any other instrument or document relating to the plan or any Option, to decide any question and settle any dispute which may arise in connection with the Plan or any Option, and to make any other determination, and take any other action that the Board deems necessary or desirable for the administration or operation of the Plan. All interpretations, determinations, or other decisions of the Board concerning the Plan or any Option shall be conclusive and binding upon all interested parties.

      3.2 Notwithstanding the foregoing or any other provision of the Plan to the contrary, however, it being the intention that all Options shall satisfy all then applicable criteria under Rule 16b-3, the Board shall have no authority or discretion at any time to make any determination or take any other action which would cause any Option then outstanding or which thereafter may be granted to fail to meet such criteria.

Section 4 -- Eligibility

      The only persons who shall be granted Options are those individuals who at time of grant are Non-Employee Directors.

Section 5 -- Available Shares

      Subject to adjustment as provided in Section 7, the aggregate maximum number of Shares available for settlement of Options is 100,000, which Shares may be either authorized and issued Shares acquired by the Company and held in its treasury ("treasury shares") or authorized and unissued Shares. There shall be reserved at all times for issuance under the Plan a number of Shares equal to the aggregate maximum number of Shares that may be issued in settlement of Options then outstanding and which thereafter may be granted under the Plan, less the number of treasury shares then reserved for Options. If an Option terminates or expires for any reason without having been exercised in full, the Shares subject to the Option immediately prior to such expiration or termination shall again become available for grants under the Plan.

Section 6 -- Option Terms

      6.1 Each Option shall be evidenced by a written option agreement in form approved by the Board, which agreement shall identify the Option as one granted under the Plan, the name of the grantee, and the date of grant, set forth the number of Shares subject to the Option, the exercise price per Share (which shall be the Fair Market Value of a Share on the grant date, or higher), and, either expressly or by reference to the Plan, the other terms and conditions of the Option; provided that, in the event of any inconsistency between the Plan and the agreement, the terms of the Plan shall govern.

      6.2 The number of Shares subject to an Option, the time at which the Option or any portion thereof first becomes exercisable (which may be the date of grant) and the latest date on which the Option may be exercised (the "expiration date") shall be as specified at the time of grant; provided, however, that the expiration date of an Option shall be no later than ten
(10) years after the date of grant. Each Option shall terminate in its entirety at the earlier of (i) the third anniversary of the date on which the grantee ceased to be a Company director; (ii) the date on which written notice of termination of the Option is given to the former director or such later date as is specified in that notice; or (iii) the expiration date of the Option. Each Option shall be non-transferable except by will or the laws of descent and distribution, and during the lifetime of the grantee may be exercised only by the grantee.

      6.3 To the extent then exercisable, an Option may be exercised, in whole or in part, by delivery to the Secretary of the Company (or any such other Company officers or employees as the Board from time to time may designate) of a written notice of exercise in form acceptable to the Board and payment in full in cash of the aggregate exercise price for the number of shares for which the Option is being exercised; provided, however, an Option may not be exercised in whole or in part during the thirty (30) day period following the date the grantee ceases to be a Company director.

Section 7 -- Adjustments

      In the event of a reorganization or recapitalization, merger, consolidation or similar transaction involving the Company, a stock-on-stock dividend or split, spin-off, reverse split or combination of the Company's Class A common stock, a rights offering, or any other change in the corporate or capital structure of the Company affecting the Class A Common Stock, the Board shall make such adjustments as it may deem appropriate in the number and kind of shares which thereafter may be made subject to Options and in the numbers and kind of shares covered by outstanding Options and the per share exercise price of such Options. In the event of a merger, consolidation, or combination in which the consideration issued with respect to Shares is a combination of different types of property, the Board may designate the property or combination of property to be received upon the exercise of each such outstanding Option.

Section 8 -- Miscellaneous

      8.1 The Board may at any time and from time to time amend, modify, suspend or terminate the Plan, with or without the approval of shareholders of the Company, except that: (i) no amendment or modification of the Plan shall be effective without shareholder approval at any time at which such approval is required, either by the applicable rules of any securities exchange (including the NASDAQ National Market) on which Company stock is then principally traded, or by Rule 16b-3; and (ii) none of the foregoing actions by the Board shall adversely affect any then outstanding Option without the holder's consent.

      8.2 The Plan has been adopted by the Board subject to shareholder approval by the holders of the Company's Class B common stock. All Options granted prior to such shareholder approval shall be subject to such approval.

      8.3 If at any time the Board shall determine that the listing, registration, or qualification of any Shares upon any national securities exchange or under any federal, state, local or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or delivery of Shares pursuant to the Plan, then, notwithstanding any other provision of the Plan to the contrary, no Shares shall be issued or delivered unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

      8.4 Neither the grantee of an Option, nor any other person to whom the Option or the grantee's rights thereunder may pass, shall be, or have any rights or privileges of, a holder of Shares in respect of any Shares subject to such Option, unless and until it has been duly exercised and certificates representing such Shares have been issued in the name of such grantee or other person.

      8.5 The Company shall have the right to require the holder of an Option to make payments in cash upon the exercise of the Option, in connection with any obligation of the Company to withhold taxes upon such exercise. Any such required payment shall be a condition precedent to settlement of such Option.

      8.6 The Plan and all actions taken under it shall be governed by the internal laws of the State of Delaware.

[FRONT OF PROXY CARD]

                            KELLY SERVICES, INC.
                          999 West Big Beaver Road
                            Troy, Michigan 48084

                   Solicited by the Board of Directors
            for the Annual Meeting of Stockholders on May 10, 1999

The undersigned hereby appoints as Proxies Terence E. Adderley, William K. Gerber and George M. Reardon, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B Common Stock of Kelly Services, Inc. (the "Company") held of record by the undersigned on March 22, 1999 at the Annual Meeting of Stockholders to be held on May 10, 1999 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

Please sign this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

_________________________                       _________________________

_________________________                       _________________________

_________________________                       _________________________

-------------------------------------------------------------------------------
[BACK OF PROXY CARD]

PLEASE MARK VOTES AS IN THIS EXAMPLE /X/

KELLY SERVICES, INC.
CLASS B COMMON STOCK

CONTROL NUMBER:
RECORD DATE SHARES:

Please be sure to sign and date this Proxy.        Date______________________

________________________________             ________________________________
Stockholder sign here                              Co-owner sign here

1. Election of Director.
                                              With-
                                       For    hold

                                      /   /    /   /

B.J. White

                                                      For    Against   Abstain
2. Approve Non-Employee Directors Stock Option
   Plan.                                             /   /    /   /     /   /

                                                      For    Against   Abstain
3. Ratify the appointment of PricewaterhouseCoopers
   LLP as independent accountants.                   /   /    /   /     /   /

4. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

   Mark box at right if you wish only one Annual Report to be mailed to your
   household.       /  /

   Mark box at right if an address change or comment has been noted on the
   reverse side of this card.                 /  /

DETACH CARD